UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
540 Gaither Road, Suite 400, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2025, the board of directors (the “Board”) of Avalo Therapeutics, Inc. (the “Company”) appointed Michael Heffernan to the Board, effective immediately. Mr. Heffernan is also being appointed Chairman of the Board. Mr. Heffernan will serve as a director until the Company’s 2025 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

There are no arrangements or understandings between Mr. Heffernan and any other person pursuant to which the Mr. Heffernan was selected as a director of the Company, and there is no family relationship between Mr. Heffernan and any of the Company’s other directors or executive officers. Mr. Heffernan will be eligible for Board compensation pursuant to the Company’s Amended and Restated Non-Employee Director Compensation Plan (the “A&R Non-Employee Director Compensation Plan”), as discussed in more detail below under Item 8.01.

In connection with his appointment, Mr. Heffernan will enter into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

There are no related party transactions between Mr. Heffernan and the Company, and the Board believes that Mr. Heffernan satisfies the independence requirements of Rule 5605(a)(2) of the Nasdaq Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 8.01    Other Events.

In an effort to continue to attract and retain qualified members of the Board, after consultation with compensation consultants, the Board approved the A&R Non-Employee Director Compensation Plan, which provides annual cash and equity compensation for non-employee members of the Board (“Non-Employee Directors”), on the terms and conditions contained therein. The A&R Non-Employee Director Compensation Plan is intended to enable the Company to attract and retain qualified Non-Employee Directors, provide them with compensation at a level that is consistent with the Company’s compensation objectives, and in the case of equity-based compensation, align the Non-Employee Directors’ interests with those of the Company’s stockholders. The A&R Non-Employee Director Compensation Plan is effective as of March 25, 2025.

The foregoing description of the A&R Non-Employee Director Compensation Plan is not complete and is subject to and qualified in its entirety by reference to the A&R Non-Employee Director Compensation Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

10.1	Avalo Therapeutics, Inc. Amended and Restated Non-Employee Director Compensation Plan.

99.1	Press Release dated March 26, 2025.

104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: March 26, 2025	By:	/s/ Christopher Sullivan
Christopher Sullivan
Chief Financial Officer

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